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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 24, 2004



                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                                         33-0022692
         --------                                         ----------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
    of incorporation)
                                     0-19974
                                     -------
                            (Commission File Number)

951 Calle Amanecer, San Clemente, California                92673
--------------------------------------------                -----
 (Address of principal executive offices)                 (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure

         On June 24, 2004, ICU Medical, Inc. announced that the Court ordered Alaris Medical Systems, Inc. to show cause at a hearing set for July 15, 2004 why a preliminary injunction should not issue against it in a patent infringement lawsuit filed against Alaris Medical Systems, Inc. by ICU Medical, Inc.

Item 7. Financial Statements and Exhibits

         99.1 Press release, dated June 24, 2004 announcing court order in the patent infringement lawsuit.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 25, 2004

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 -------------------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer